February 21, 2013

Cardiac PET

FluoroPharma Medical Inc.
History, background and focus

The company

- Founded in 2003 in Boston with technology exclusively licensed from Massachusetts General Hospital

Core expertise

- Molecular imaging focused on Cardiology
- Next generation molecular imaging drugs/agents for diagnostic testing

Three active cardiac imaging programs for pet imaging

- BFPET™ ➡ Cardiac blood flow
- CardioPET™ ➡ Cardiac viability assessment
- VasoPET™ ➡ Inflammatory atherosclerotic plaque imaging

Clinical benefits

- Expand the assessment of myocardial health
- Higher diagnostic accuracy
- Alternative to invasive procedures
- Low Radiation Dose as compared to SPECT

Patient management

- Improved Patient Management
- Evaluate cardiac disease at the cellular and molecular level

FluoroPharma Medical Inc.
Development Portfolio

BFPET™	CardioPET™	VasoPET™
Potential to become the new "standard" for measuring cardiovascular blood flow	*For diagnosis of acute and chronic CAD in patients that cannot undergo stress-testing*	*For detecting inflammatory plaques where other modalities cannot ("Holy Grail" of cardiology)*
▪ **12 million potential patients**	▪ **17 million potential patients**	▪ **56 million potential patients**
▪ For use in combination with stress-testing in patients with presumptive chronic CAD ▪ To replace SPECT in institutions with PET capability	▪ Detects regions of fatty acid uptake for metabolism ▪ Modified fatty acid (MFA) designed to optimize imaging ▪ Predicate I-123-BMIPP used in 20% of procedures in Japan	▪ Avidly taken up by inflammatory cells and rapidly dividing cells ▪ No uptake in stable plaque, which is relatively acellular ▪ Other modalities (CT, MRI) cannot differentiate inflamed from stable plaques
▪ Phase 2 (U.S., China) ▪ Launch 2016 ▪ U.S. patent through 2025	▪ Phase 2 (U.S., Europe) ▪ Launch 2016 ▪ U.S. patent through 2025	▪ IND ▪ Launch 2017 ▪ U.S. patent through 2016 (alternatives being evaluated)
Perfusion images	**3D Images from CAD subject**	**Images from rabbit**






Normal
Experi-mentals

Cardiovascular Disease

Market Trends – Global Cardiovascular Disease
"The Single Largest Cause of Global Mortality"

30% of all deaths due to CVD, at an estimated annual cost of $863B


Total number of deaths due to cardiovascular diseases in the world: 17 327 000
Europe
4 584 000
East Med.
1 195 000
Western Pacific
4 735 000
The Americas
1 944 000
Africa
1 254 000
South-East Asia
3 616 000

	% Total Mortality	# Deaths	Estimated Cost
U.S.	25-30%	729,000	$280 billion
E.U.	40%	2,000,000	$262 billion
Asia	~30%	7,900,000	$120 billion
Global	**30%**	**17,327,000**	**$863 billion**

U.S.

- ~30% of all deaths, 729,000 people
- Every year about 935,000 Americans have a heart attack. Of these, 610,000 are a first heart attack. 325,000 happen in people who have already had a heart attack.
- Annual direct costs of CVD are estimated to be $280 billion, rising to $800 billion by 2030.

European Union

- 40% of all deaths, ~1.9 million people
- Annual direct costs of CVD are estimated to be $262 billion.

Asia Pacific *(incl. Japan)*

- ~30% of all deaths, ~7.9 million people
- Annual direct costs of CVD are estimated to be $120 billion

Source: WHO 2012; AHA 2012; Lippincott Williams & Wilkins, "Nuclear Medicine Teaching File, 2009";N European Cardiovascular Disease Statistics, 2005 Edition. CHS. European Heart Network 2012; Asia Pacific Heart Network 2009. World Economic Forum and Harvard School of Public Health 2011.

Market Trends – Global Cardiovascular disease

Existing Population Trends & Key Growth Drivers

CAD Remains Leading Cause of Death



53%
17%
6%
6%
4%
1%
13%
Coronary Heart Disease
Stroke
HF
High Blood Pressure
Diseases of the Arteries
Congenital Cardiovascular Defects
Rheumatic Fever/Rheumatic Heart Disease
Other

Overall CV Mortality Down



Males
Females
Deaths in Thousands
520
500
480
460
440
420
400
79
85
96
03
Years

Overweight/Obese Uncontrolled



Overweight
Hypertension
High Blood Cholesterol
Percent of Population
70
60
50
40
30
20
10
0
48
47
56
65
40
40
24
29
29
28
20
18
1971-74
1976-80
1988-94
1999-00

Heart Failure Discharges, Living and Dead



Male
Female
Discharges in Thousands
700
600
500
400
300
200
100
0
79
85
95
03
Years

Source: NCDS, NHLBI, CDC and the American Heart Association, 2006

Disease Progression Pathway

Earlier detection and indentification of "at risk" patients reduce overall cost



Blood Chemistry
High Blood Pressure
Coronary Artery Disease (CAD)
Stable Angina
Acute Myocardial Infarction (MI)
Malignant Arrhythmias (SCD)
Congestive Heart Failure (CHF)
Congenital Heart Disease
Death

Medical Concerns that Present Best Targets for Healthcare Cost Reduction*



Diabetes 35%
Obesity 29%
Heart disease 20%
Mental health 5%
Chronic lung disease 4%
End-stage renal disease 3%
Cancer 2%
Alzheimer's disease 1%
Stroke 1%

Key unmet needs

CAD:

- Get closer to the disease source
- Early detection & appropriate treatment selection

AMI:

- Identify vulnerable patients
- Speed of treatment: revascularization in 90-mn or less

Source: Health Leaders Study of 300 Top Health System Executives 6/11

Coronary Artery Disease

Treatment Flow Model for BFPET and potentially CardioPET

There are a variety of pathways by which a patient ultimately receives a cardiac stress test, with variations based on the probability of CAD, as well as the referring physician and treating physician.



Origination
Undiagnosed CAD Patient
~20 M
Symptoms Include : Chest Pain, Shortness of Breadth, Heart Attack.
General / Family / Other Physician Type
Internist/ General Cardiologist
Pretest Probability of CAD
Evaluation
Low Pretest Probability (<25%)
Intermediate Pretest Probability (25%-75%)
High Pretest Probability (>75%)
Nuclear Cardiologist
Nuclear Medicine
Cardiac Interventionist
Therapy Choice
Consider Exercise EKG
~2.6 M
Stress Ultrasound
~11.3 M
1 Myocardial Perfusion Imaging
Obese
Non Obese
~5.3 M
Unable to Exercise
~6.0 M
Able to Exercise
PET
Pharm Stress SPECT/ PET
Exercise Stress SPECT/ PET
Normal Scan
Mild Reversible Defect
High-Risk Scan
~1.4 M
Non-Cardiac Evaluation and Prevention Strategies
Medical Therapy and Follow-Up Imaging
2 Invasive Strategy (Revascularization)
1 MPI: BFPET & CardioPET
2 Myocardial Viability Testing: CardioPET
• Non Hospital
• Hospital Outpatient
• Hospital Inpatient

Source: www.cdc.org. Accessed November 2011; The Myocardial Perfusion Study Market Guide, Jul - Dec 2008 & Jan - Jun 2009, USA. Produced by AMR Inc., Malvern PA.

Acute Coronary Syndrome
Treatment Flow Model for CardioPET

The triage of patients with suspected acute coronary syndrome (ACS) in the emergency room is a time-consuming diagnostic challenge.



Patient Presentation and Evaluation
Continued Observation
Patient Management and Treatment
Patient Presents to ED With Symptoms Suggestive of ACS
~6.4 M
Diagnostic Tests: Patient History, Chest X-Ray, ECG, Biomarkers (Enzymes)
~1.6 M (25%)
Non-Cardiac Diagnosis
Chronic Stable Angina
~3.8 M
60%
Possible ACS (Equivocal)
~1.0 M
15%
Definite ACS
~1.0 M
Low Level of Risk
~2.8M
Intermediate Level of Risk
~0.3 M
ST-Elevation MI
~0.3 M
Non ST-Elevation MI
~0.4 M
Unstable Angina
~0.8 M
~3.0 M
Diagnostic Tests: Serial Biomarkers, Serial ECGs, Nuclear Stress Test, Stress Echo
~1.0 M
Admit to Hospital
Negative in Observation
Diagnostic Tests (Within 72h): Nuclear Stress Test, Stress Echo, CT Angiography
# of non-invasive imaging procedures in ED (2008): ~ 1M
Outpatient Follow-Up
~2.6 M
Negative in Observation
~0.4M
Positive in Observation
~0.4M
Admit to Hospital
~1.4 M
Treatment/ Revascularation

Source: Internal Campbell Research; Internal FluoroPharma Materials; www.molecularinsights.com. Emergency Department Visits for Chest Pain and Abdominal Pain: United States, 1999 -2008. NCHS Data Brief; No. 43; September 2010. http://www.cyberounds.com/cmecontent/art311.html?pf=yes.

Coronary Artery Disease

Evaluation: Function vs. Anatomical Cardiac Imaging Modalities for CAD



Anatomical Tests
CT angiography
MR angiography
Functional Tests
MPI-SPECT
MPI-PET
Stress Echocardiography
Exercise Electrocardiogram
Stress MRI

Imaging Modality	Sensitivity (%)	Specificity (%)
CT angiography	91	93
MR angiography	73	86
MPI-SPECT	86	74
MPI-PET (Rb^{82})	89	90
Stress echocardiography	79	87
Exercise electrocardiogram	68	77
Stress MRI	91	81

Key Observations

- Functional tests can provide more accurate diagnosis for early-stage patients
  - Majority of symptoms are not due to changes in anatomy but changes in heart physiology
  - Typically physiological changes in the heart occur prior to anatomic changes
- Functional tests can provide a more detailed understanding of the patient's prognosis (i.e., extent of ischemic tissue vs. dead tissue)
  - Tests will provide pertinent information needed to guide therapy and determine the need for invasive angiography and revascularization
  - Results of functional tests can be used for patient risk stratification, evaluation of myocardial ischemia as a cause of symptoms, and assessment of ongoing CAD management

Note: MPI= myocardial perfusion imaging
Source: The US Market for Diagnostic Radiopharmaceuticals. Bio-Tech Systems. Oct 2006; Report 250. Tobin KJ. Stable Angina Pectoris: What Does the Current Clinical Evidence Tell Us? JAOA. July 2010. 110. Al-Shehri H. Cardiac CT, MR, SPECT, ECHO, and PET: What test, when? Applied Radiology. May 2011.

Coronary Artery Disease

Evaluation: Imaging Modalities for CAD—Advantages and Disadvantages

There are multiple advantages and disadvantages associated with commonly used imaging modalities.

Focus of FPMI

Current Imaging Modalities for the Detection of CAD		
Modality	**Advantages**	**Disadvantages**
CT Angiography	▪ Quick and non-invasive procedure ▪ Widespread availability	▪ Results that can be difficult to read and inconclusive ▪ High radiation dose
MPI-SPECT	▪ Widespread availability ▪ Large number of expert readers	▪ Weight limit (400 lb) ▪ Limited sensitivity and specificity ▪ Susceptible to attenuation artifacts (loss in signal intensity of photons as they pass through soft tissue)
MPI-PET	▪ Less attenuation artifact in obese patients ▪ Higher spatial and contrast resolution than SPECT ▪ High temporal resolution ▪ Increased accuracy over SPECT, Stress ECG ▪ Gold standard of viability imaging tests	▪ Weight (400 lb) and circumference (70 cm bore) limits ▪ Limited number of PET scanners ▪ Small number of experts ▪ Cost of Rb^{82} considered high
Stress Echocardiography	▪ Wide availability ▪ No radiation ▪ Ability to assess valve structure, pericardium, wall motion and ischemia	▪ Inadequate image quality and limited by obesity in some patients ▪ Inadequate images in patients with lung diseases
Stress MRI	▪ Superior image quality ▪ Ability to assess valve structure, pericardium, wall motion, myocardial perfusion and ischemia	▪ Weight (400 lb) and circumference limits (60 cm bore) ▪ Claustrophobia ▪ Presence of metallic implants

Source: Nuclear Cardiology Markets. TriMark Publications, May 2011.

Coronary Artery Disease
Evaluation: MPI procedures predominate

Overall, a total of approximately 11.3 million MPI procedures (SPECT and PET) were performed in 2007.

Current Cardiac Stress Test Market



15.0
12.0
9.0
6.0
3.0
0.0
Number of Procedures (M)
MPI Procedures
5.3
6.0
11.3
2.6
13.9
MPI-Pharm Stress
MPI-Exercise
Total MPI Procedures
Stress Echo-cardio-graphy
Total Cardiac Stress Tests

Key Takeaways

- Two types of cardiac stress studies are commonly used to diagnose CAD patients:
  - Nuclear stress testing, which evaluates myocardial perfusion
  - Stress echocardiography, which evaluates cardiac wall motion
- MPI is a noninvasive method that utilizes radioisotopes to assess regional myocardial blood flow, function, and viability.
  - MPI is an appropriate tool to screen for CAD in moderate-risk patient populations and is commonly used to find evidence of blockages in the arteries of the heart.
- In both types of procedure the heart is stressed, either by walking on a treadmill ("exercise stress") or when patients cannot exercise, by a pharmacological stress agent ("pharm stress").
  - Pharmacological stress agents were used in approximately 45% of total nuclear stress test, accounting for approximately 3.5 million procedures.

Depending on clinical trial results, BFPET could compete across the entire cardiac stress test market (i.e., both exercise- and pharmacological-induced stress).

Source: The Myocardial Perfusion Study Market Guide, Jul - Dec 2008 & Jan - Jun 2009, USA. Produced by AMR Inc., Malvern PA. U.S. Radiopharmaceutical Agents Markets.

U.S. PET Scanner Placement (2009)

2000 systems: 61% Hospitals, 39% Non-Hospitals



H: Hospitals
N: Non-Hospitals
>100
50-99
25-49
10-24
0-9
AK H:1 N:2
HI H:1 N:0
WA H:18 N:14
OR H:11 N:9
CA H:77 N:93
ID H:6 N:2
NV H:3 N:12
MT H:7 N:2
WY H:1 N:1
UT H:6 N:1
AZ H:13 N:25
CO H:14 N:12
NM H:5 N:3
ND H:7 N:1
SD H:5 N:2
NE H:18 N:4
KS H:16 N:3
OK H:15 N:10
TX H:51 N:67
MN H:20 N:11
IA H:36 N:5
MO H:44 N:11
AR H:14 N:6
LA H:12 N:20
WI H:57 N:5
IL H:71 N:21
MS H:16 N:6
MI H:45 N:11
IN H:43 N:19
KY H:27 N:17
TN H:25 N:7
AL H:17 N:17
OH H:67 N:27
GA H:37 N:12
FL H:55 N:117
WV H:20 N:2
VA H:35 N:8
NC H:37 N:6
SC H:13 N:15
PA H:78 N:32
NY H:45 N:59
VT H:4 N:0
NH H:12 N:0
ME H:9 N:5
MA H:33 N:10
RI H:5 N:0
CT H:24 N:7
NJ H:28 N:26
DC H:6 N:1
DE H:3 N:3
MD H:15 N:33
Total:
Hospital:1,228
Non-Hospitals: 772

Source: Buck, Andreas et al. Economic Evaluation of PET and PET/CT in Oncology: Evidence and Methodologic Approaches *J. Nucl. Med. Technol.* March 2010 38:6-17.

Fluoro Pharma

U.S. Cyclotron Distribution Network

~100 FDG Production Sites (Cardinal Health, IBA, PETNET)



IBA Molecular
PETNET
Cardinal Health Cyclotron
Cyclotron Management Agreement
Washington
Oregon
California
Nevada
Idaho
Montana
Wyoming
Utah
Arizona
Colorado
New Mexico
North Dakota
South Dakota
Nebraska
Kansas
Oklahoma
Texas
Minnesota
Iowa
Missouri
Arkansas
Louisiana
Wisconsin
Illinois
Michigan
Indiana
Ohio
Kentucky
Tennessee
Mississippi
Alabama
Georgia
Florida
South Carolina
North Carolina
Virginia
West Virginia
Pennsylvania
New York
Vermont
Maine
New Hampshire
Massachusetts
Rhode Island
Connecticut
New Jersey
Washington D.C.
Delaware
Maryland
Alaska
Hawaii

Source: Company websites; In addition Triad Isotopes has 4 cyclotrons in the Southeast.

Nuclear Cardiology

Clinical drivers, unmet needs and benefits of PET vs. SPECT in Cardiology

Advancing the Transition to PET in Clinical Cardiology

Drivers and Benefits:

1. Continued advancements in scanner technology
2. Fusion of anatomical and functional studies
3. Expansion of diagnostic services provided
4. Enables the "personalized approach" for patients…the best test to achieve diagnostic significance
5. Continued expansion of the body of clinical evidence
6. Superior image quality
7. Broader and advanced assessments are possible
8. Lower radiation dose
9. Improved diagnostic accuracy
10. Improved patient outcomes
11. Better patient access
12. Improved quantification possible
13. Faster Throughput
14. More efficient utilization of the laboratory and equipment
15. Higher reimbursement
16. Lower overall downstream medical costs

Gary V. Heller, MD, PhD[a,b]

Journal of Nuclear Cardiology
January/February 2012

Incorporating positron emission tomography (PET) imaging or PET/computed tomographic (PET/CT) imaging into a clinical cardiology practice provides opportunities to better assess patients as well as to expand the services offered by the practice. Clinical evidence continues to accrue, demonstrating the superior quality, the breadth of assessments possible, the diagnostic certainty and accuracy, and the lower patient radiation exposure of PET versus single-photon emission computerized tomography (SPECT) myocardial perfusion imaging (MPI). PET imaging is more accessible to non-hospital imaging centers than ever before because of the availability of radiopharmaceuticals that can be generated on-site or delivered in unit doses from regional cyclotrons, and camera systems of lower cost than previously available. In this manuscript, we offer guidance on the many factors a practice must address before replacing an aging SPECT camera or adding new PET or PET/CT imaging capabilities. Key among these are defining the PET and CT procedures the practice members wish to perform, learning the equipment and radiotracers required to perform those procedures, determining whether their facility has sufficient physical space and shielding to accommodate the dedicated PET or PET/CT instrumentation, and addressing issues related to the practice's referral base, competition, cost-of-entry, reimbursement, and return on investment.

Key Words: PET imaging · SPECT · Myocardial perfusion imaging: PET

Market Trends Molecular Imaging

Key regional markets: nuclear medicine usage drivers by disease area



Cardiology
Oncology
Other
Non-Hospital
Hospital
21.8M Procedures
14.8M Procedures
100%
80%
60%
40%
20%
0%
23%
9%
68%
54%
46%
NM Procedures
Site of Cardiology visit

- Most NM procedures relate to cardiac procedures – predominately MPI
- Large proportion of cardiac procedures are conducted in a non-hospital environment, but shifting to the hospital environment



Cardiology
Oncology
Thyroid
Other
Non-Hostpital
Hospital
8.3M Procedures
1.8M Procedures
100%
80%
60%
40%
20%
0%
34%
18%
27%
21%
80%
20%
NM Procedures
Site of Cardiology visit

- Oncology and cardiology procedures make up large proportion of NM scans
- Few cardiology procedures are conducted outside of the hospital (exceptions are Italy & Germany)

Source: AMR 2005, 2005 numbers

Technical Trends - Growth drivers enabling shift in technology

Technical and Diagnostic Benefits of PET vs. SPECT

Image	• Improved overall image quality • Dynamic tomographic imaging • High Definition Hybrid imaging: calcium scoring, CT angiography • Improved spatial, temporal and contrast resolution* • Well established attenuation and scatter correction*
Functional capabilities	• Quantification • Ability to adequately and diagnostically image high >30 BMI and Obese patients • Potential for Coronary Flow Reserve Measurement • Assessment of myocardial function at peak stress* • Measurement of absolute blood flow at rest and at peak stress*
Diagnostic accuracy	Higher sensitivity and specificity in the detection of coronary artery disease (CAD)*
Dosimetry	Lower radiation dose
Workflow	Improved time/work flow
Supply	Radiopharmaceutical tracer availability and distribution
Downstream Costs	• Fewer equivocal studies • Fewer catherizations and revascularizations

* Berman, D. et al. JNC 2012; Nuclear Cardiology Markets Report May 2011.

Advantages and disadvantages of SPECT perfusion imaging

Advantages	Disadvantages
▪ Familiarity among providers ▪ Standardized protocols ▪ Familiarity among referring physicians (valuable indications) ▪ Large evidence base for diagnostic accuracy, risk stratification, guiding patient management ▪ Nuclear medicine cameras and SPECT imaging widely available ▪ Newer hardware and/or software offers potential for faster acquisitions, lower dosimetry, improved image quality	▪ Inefficient protocols ▪ Variable reliability in supply of Tc-99m ▪ Declining reimbursements impede implementation of often-expensive advances in hardware and software ▪ Increasing pre-authorization requirements ▪ Suboptimal identification of multi-vessel coronary disease

Source: Heller 2012 citing: Bateman. Journal of Nuclear Cardiology. Jan/Feb 2012. p.56.

Global Market for PET/SPECT (2010-2020)

PET new unit sales projected to exceed SPECT by 2017

Global Market for PET/SPECT, 2010-2016, $ billions



Growing at 9-10% p.a.
12
10
8
6
4
2
0
2010 2011 2012 2013 2014 2015 2016

Overall Global Installed Bases of PET/SPECT Systems, 2010-2016



7000
6000
5000
4000
3000
2000
1000
0
2010 2011 2012 2013 2014 2015 2016

New Unit Sales



PET
SPECT
8000
7000
6000
5000
4000
3000
2000
1000
0
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

Number of SPECT Cameras Switching to PET



600
500
400
300
200
100
0
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

Source: Nuclear Cardiology Markets Report May 2011. Adapted from Biotechnology Associates

OEM Growth of US and worldwide
Installed base of PET scanners from 2004-2017

	US and Worldwide Installed Base of PET Scanners				
Year	US PET Scanners Installed	% Growth	Worldwide Scanners Installed	% Growth	Ratio of U.S. to Worldwide
2004	1052	24.4%	1570	30.0%	67.0%
2005	1246	18.4%	1945	23.9%	64.1%
2006	1395	11.9%	2247	15.5%	62.1%
2007	1490	6.8%	2474	10.1%	60.2%
2008	1557	4.5%	2638	6.7%	59.0%
2009	1608	3.3%	2775	5.2%	58.0%
2010	1656	3.0%	2901	4.6%	57.1%
2011	1699	2.6%	3017	4.0%	56.3%
2012	1737	2.2%	3118	3.4%	55.7%
2013	1779	2.4%	3229	3.6%	55.1%
2014	1825	2.6%	3350	3.8%	54.5%
2015	1874	2.7%	3483	4.0%	53.8%
2016	1928	2.9%	3629	4.2%	53.1%
2017	1986	3.0%	3788	4.4%	52.4%



US PET Scanners Installed
Worldwide Scanners Installed
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
200
200
200
200
200
201
201
201
201
201
201
201
201

PET vs. PET/CT



9%
91%
Fixed PET/CT
Fixed PET Only

Source: Bio-Tech Systems, Inc. "Market for PET Radiopharmaceuticals and PET Imaging", Nov. 2010.

Market Drivers for New PET Products
Utilization is increasing in fixed PET installations

Growth in PET procedural volumes



PET Procedures (thousands)
2000
1600
1200
800
400
0
CAGR ~6.5%
1,249
1,740
1,970
'05
'10
'12

Low, but increasing capacity utilization



PET Procedural Capacity (millions)
4
3.5
3
2.5
2
1.5
1
0.5
0
Under
Utilized
48%
43%
52%
57%
Utilized
'10
'12

Comprehensive adoption of early diagnosis will improve utilization of technology

- At capacity, more patients could be diagnosed earlier leading to better patient outcomes
- Earlier diagnosis benefits the health system by minimizing the expensive, aggressive, late and oftentimes ineffective therapies prescribed to patients as a result of later diagnosis
- A whole system approach to early diagnosis and intervention would increase utilization of high-value equipment

Past PET Market Growth Driven by a Single Agent (FDG) has given rise to an established ecosystem of PET distribution (Based Upon ~8 Studies/250 days per Installed U.S. Unit Average)

PET Growth Expectations

Predicted to grow to 1/3 of U.S. nuclear cardiology procedures



Approximate Use of Cardiac Diagnostic Testing
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1%
2%
13%
13%
21%
47%
MRI
CT
Catherization
Treadmill
Stress Echo
Nuclear/Molecular
Future of Nuclear Cardiology in 2020
SPECT & SPECT/CT
68%
PET & PET/CT
32%
0%
50%
100%

Source: Nuclear Cardiology Markets Report May 2011 adapted from: ASNC "New Developments in Nuclear Cardiology"; IDC Worldwide Software 2005-2009 Forecast; PlanClear Company Quarterly Report 2010.

ASNC 2010 Information Statement

Recommendations for reducing radiation exposure in myocardial perfusion imaging include adoption of PET


Patient referred for MPI
Is study Appropriate?
Yes
No
Contact referring physician
Is a comparable diagnostic test without radiation available?
Yes
Consider alternative test especially in younger patients
No
Is PET available?
Yes
Consider PET
No
SPECT using lowest dose, ≥ 2 heads and high sensitivity camera if available
Candidate for stress only?
Yes
Tc-99m stress with AC if available
No
Heart failure or myocardial infarction?
Yes
Consider PET, but Tl-201 or dual isotope acceptable
No
TC-99m, consider stress test first

Source: Cerquiera et al, Journal Nuclear Cardiology 17:709-718, 2010

Improved Patient Management - SPECT vs. PET

PET enables less downstream catheterizations & revascularizations


Percent
SPECT
PET
35
30
25
20
15
10
5
0
Catherization
Revascularization

Source: Merhige et al. JNM 2007; 48:1068

Cardiac PET (Rb-82) vs. SPECT Perfusion Imaging
Comparisons of PET and SPECT available today


^{99m}Tc-MIBI SPECT
^{82}Rb PET
A
Stress
Rest
B
Stress
Rest

Comparison of SPECT and PET Perfusion Imaging

Panel A illustrates improved specificity with PET. A fixed defect in the inferior wall on SPECT is absent on PET, suggesting the presence of a SPECT attenuation artifact.

Panel B illustrates improved sensitivity with PET. Stress-induced perfusion defects in the anterior and inferolateral walls (arrows) are more clearly shown with PET versus SPECT.



Source: Heller lecture. ASNC 2012. Bengel, Frank et al. "Cardiac Positron Emission Tomography". Journal of the American College of Cardiology. Vol. 54, No. 1, 2009.

Cardiac PET (F-18) vs. SPECT (MIBI) Rest/Stress Perfusion Images

BFPET images have higher resolution than sestamibi on a qualitative basis


Stress
MIBI
Rest
Stress
BFPET
Rest
R
L
A
P

Source: 301 Hospital , Beijing China

Published literature on Cardiac PET

Quantitatively PET has high sensitivity and specificity across many studies

Tracer	Author	Year	Number	Sensitivity, %	Specificity, %
$^{13}NH_3$	Schelbert et al	1982	45	97	100
	Tamaki et al	1985	25	95	100
	Yonekura et al	1987	50	97	100
	Tamaki et al	1988	51	98	100
	Laubenbacher et al	1993	34	88	83
	Hussmann et al	2007	70	96	–
$^{82}Rb/^{13}NH_3$	Gould et al	1986	50	–	–
	Demer et al	1989	193	83	95
^{82}Rb	Go et al	1990	202	93	78
	Stewart et al	1991	81	83	86
	Marwick et al	1992	74	90	100
	Grover-McKay et al	1992	31	100	73
	Simone et al	1992	225	83	91
	Williams et al	1994	287	87	88
	Bateman et al	2006	112	86	100
	Sampson et al	2007	102	93	83
^{64}NCu-PTSM	Wallhaus et al	2001	45	84	100
$^{15}0\text{-}H_20$	Walsh et al	1988	33	92	–
	Total weighted mean		**1660**	**90**	**89**

* Beanlands and Youssef. JNC 2010;17:683

SPECT vs. PET Perfusion

PET provides significant clinical and workflow advantages relative to SPECT

	SPECT	PET
Spatial resolution	12-15 mm	5-7 mm
Stress	Exercise, pharmacologic	Pharmacologic, exercise (limited to NH3 and F18)
Protocol	1 or 2 days	<1 hr
Procedure	2-4 hours	30-45 minutes
Ventricular function	Post-stress, rest	Stress, rest
Attenuation correction	Sometimes, less accurate	Always, accurate
Energy	78-140 KeV	511 KeV
Radiation	>10 mSv	<10 mSv
Images	Qualitative	Quantitative
Hybrid with CT	Yes	Yes
Availability	Wide	Limited

Source: Heller lecture. ASNC 2012.; Netherlands Heart Journal.

Cardiac SPECT, PET and CT Radiation Exposure

PET allows for lower radiation exposure



Imaging Modality & Tracer
SPECT: Dual isotope imaging
25-30
SPECT: Thallium stress-rest
20
SPECT: Rest-stress single isotope Technetium
8-10
SPECT: Stress-only Technetium
6-8
SPECT: Stress-only low dose Technetium
1-4
PET: dedicated, Rb-82
3-5
PET/CT:Rb-82 (Plus 4-64 slice A.C.)
3-5
PET: F-18
4-8
CT angiography
2-25
0 5 10 15 20 25 30 35
Radiation Exposure (mSv)

Radiation Dosimetry
ASNC recommends reduction of radiation exposure in medical imaging

- Growing public concern in U.S.
- Average annual exposure 6.2 mSv* (3.2 mSv in 1980)
- 25% of annual exposure is from medical imaging
- ~ 22% of medical imaging exposure is from nuclear cardiology**
- American Society of Nuclear Cardiology: reduce radiation exposure to <9 mSv by 2014

Adapted from: Heller, Gary. M.D. "Nuclear Cardiology in 2012 and Beyond". ASNC 2012
** Fazel et al, N Engl J Med 2009; 361: 849-857
* NCRP 160
Source: Cerquiera et al, Journal Nuclear Cardiology 17:709-718, 2010.

Why PET now?
Distribution infrastructure and increased install base will enable transition

Paradigm shift to better medicine	• PET has a significantly higher rate of specificity and sensitivity than SPECT • Leads to decreased attenuation artifacts and fewer inconclusive studies • Provides a more accurate diagnosis for patients, potentially reducing unnecessary downstream procedures
Distribution & Infrastructure & Install Base	• PET radioisotopes available for national distribution on a reliable and timely basis • As-needed fluorine-based agents can be shipped to all PET capable centers in the US and key metropolitan centers in the EU • Installed base of PET scanning capability is increasing
Reimburse-ment	• Myocardial perfusion imaging with Rb-82, approved as a first line test in symptomatic patients. • > $1000 reimbursement differential between PET and SPECT procedures
Lower radiation exposure	• PET only imaging, utilizing Rb-82, has a lower radiation burden to the patient compared to competing technologies
Quantitative imaging	• Coronary Flow Reserve (CFR) software is a clear differentiator to PET from SPECT allowing for more efficient revascularization decision making

FluoroPharma

Reimbursement - Coronary Artery Disease
CMS Coding for key cardiac procedures (PET)



Stress Test
SPECT Myocardial
SPECT MPI
PET MPI
Reimbursement ($)
1600
1400
1200
1000
800
600
400
200
0
731.24
1400.95
1156.87
1429.36
1107.36
1038.06
1056.12
754.85
774.13
775.09
759.9
672.48
682.43
399.62
253.65
309.68
312.4
305.79
291.39
297.9
309.3
155.74
162.72
170.99
175.74
178.42
178.21
177.76
2007
2008
2009
2010
2011
2012
2013
+1.9%
-3.0-4.4%

- If the radiopharmaceutical is provided by an outside distribution center, there may be an additional separate charge, or the charge may be passed through to the hospital and/or patient

Source: www.CMS.org (2007-2013). Society of Nuclear Medicine. Medicare Hospital Outpatient Prospective Payment System HOPPS (APC) 2007-2013.

FPMI Portfolio Review

Making the Invisible, Visible

BFPET™

For measuring cardiovascular blood flow

- For use in combination with stress-testing in patients with presumptive chronic CAD
- Potential to become the new "standard" and replace SPECT in institutions with PET capability



Perfusion images



CardioPET™

For detecting regions of fatty acid uptake

- Modified fatty acid (MFA) designed to optimize imaging
- Diagnosis of acute and chronic CAD in patients that cannot undergo stress-testing



3D Images from CAD subject



VasoPET™

For detecting inflamed plaques

- Avidly taken up by inflammatory cells and rapidly dividing cells
- No uptake in stable plaque, which is relatively acellular
- Other modalities (CT, MRI) cannot differentiate inflamed from stable plaques



Images from rabbit


Panel (a)
transverse
Panel (b)
axial
Panel (c)
sagittal
Normal
Experi-
mentals

BFPET Clinical Use

MYOCARDIAL PERFUSION IMAGING	▪ Evaluate patients with known or suspected CAD ▪ Evaluate CAD in patients that can tolerate exercise as well as pharmacologic stress
CURRENT DIAGNOSTIC TEST	▪ Perfusion imaging with SPECT tracers (e.g. MIBI, tetrophosmin, Tl-201) or Rb-82
CLINICAL NEED	▪ >12 million diagnostic perfusion examinations at $1,400 performed annually in the U.S. ▪ SPECT imaging has ~75% diagnostic accuracy ▪ 10% of "normal" SPECT patients were found to be "abnormal" on PET* ▪ Rb-82 has issues with supply (product recalls) and cost (high monthly charges)

"50% of perfusion scans should be done with PET based on pretest conditions"

BFPET Phase I Trial Findings

BFPET Phase Ia completed	Results show excellent perfusion imaging properties
▪ 12 healthy volunteers ages 20-85 ▪ No adverse events ▪ No clinically significant changes noted in follow-up clinical and laboratory testing	▪ Rapid extraction from blood ▪ Stable heart uptake over time ▪ High target to background ratios ▪ Early or late imaging window ▪ Whole body effective dose: 73.5 ± 17.59 mrem/mCi

Cardiac PET Images in NHV


Horiz. Long Axis


Short Axis

The BFPET Opportunity

Assumptions		
Est. 5th Year Revenue		
$691 million		
Market	**Patients**	**Est. PET Market Size**
Myocardial perfusion imaging	12 million	3.6 million



Projected BFPET Scans



Millions
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Year 1
Year 3
Year 5

Market Trends & Growth – current and potential

BFPET™, CardioPET™ & VasoPET™ address existing & untapped markets



Established products
New products
Tc-99m
RbPET
BFPET
CardioPET
VasoPET
Current market
12 million scans per year (8+4)
Exercise Stress 4M / yr.
Tc-99m (4M)
Pharma-cological Stress 8M / yr.
Tc-99m (7.6M)
RbPET (400K)
Potential future market
18.9 million scans per year (12+6+0.9)
Unmet market app. 6M / yr.
Exercise Stress 4M / yr.
Tc-99m (2M)
BFPET (2M)
Pharma-cological Stress 8M / yr.
Tc-99m (4M)
RbPET(200K)
BFPET (3.8M)
CardioPET (3M)
CardioPET (2M)
CardioPET (1M)
VasoPET (0.9M)
Vulnerable Plaque* 0.9M / yr.
ACS 3M / yr.
Resting Ischemia 2M / yr.
Prostate 1M / yr.

Comments

- BFPET has a potential to be utilized in the current market of 12m annual studies
- CardioPET has the potential to yield an additional market of ~6m studies per year
- VasoPET has the potential to be used on 0.9m studies out of a long term potential of ~10m

Source: Company estimates

CardioPET Clinical Use

CARDIAC VIABILITY ASSESSMENT	▪ Identify patients that may benefit from PCI or revascularization and guide intervention ▪ Evaluate CAD in patients that cannot exercise
CURRENT TREATMENT	▪ Invasive coronary angiography
CLINICAL NEED	▪ 1.3 million diagnostic angiography procedure at $26,000 and 1.3 million PCI procedures at $48,000 performed annually in the U.S. (AHA data) ▪ COURAGE trial (2,300 subjects) showed that 30-40% of catheterization and PCI procedures are unnecessary* ▪ Opportunity to reduce more than $25 billion in cost incurred for unnecessary procedures

"PET could decrease the use of angiograms and intervention by more than 50% if used as the first-line test with patients" **

* New England Journal of Medicine
** Cardiac PET Could Reduce Use of Angiograms and Bypass Surgery and Cut Costs" SNM 2005

CardioPET Phase I Results



18F
O
OH
5
3

Fatty acid analog that detects regions of metabolic insufficiency

PHASE I TRIAL COMPLETED
(15 NHV and 6 CAD patients)

- CardioPET promising safety with no AEs detected
- Clinical findings consistent with MPI SPECT
- Quality of CardioPET images substantially superior to MPI SPECT



Normal Subject
CAD Subject
Infarcted region of the heart

15 minute scan identifies infarcted tissue and peri-infarct ischemia in a patient with previous MI

The CardioPET Opportunity

Assumptions			
Est. 5th Year Revenue			
$605 million			
Market	Patients	Est. PET Market Size	Est. FP Share
CAD diagnosis at rest	3.8 million	1.1 million	32%
Cardiac viability assessment	1.6 million	0.5 million	80%
Myocardial perfusion imaging	12 million	3.6 million	7.2%

Projected CardioPET Scans


Millions
2.0
1.6
1.2
0.8
0.4
0.0
Year 1
Year 3
Year 5

VasoPET Indications and Clinical Use

EVALUATION OF	▪ Patients with acute cardiac event or stroke (risk of recurring event) ▪ Therapy following acute cardiac event or stroke (e.g., Plavix, lipid therapy, new treatments)
CURRENT DIAGNOSTIC PRACTICE	▪ Clinical symptoms; several imaging agents in development
CLINICAL NEED	▪ Heart attack and strokes are oftentimes the first manifestations of inflamed plaque, condition is most often diagnosed too late ▪ Approximately 50% of patients with cardiac events will have another ▪ Early identification of patients at risk has potential to save >$30 billion in hospitalization cost

VasoPET can identify plaque that is likely to rupture and pose risk of recurring heart attack or stroke

Source: American Heart Association

VasoPET: Detection Of Inflamed Atherosclerotic Plaque

WHY INFLAMMATION IMAGING?

- Diagnosis before symptoms occur
- Crucial role at all stages of atherosclerosis
- May aid drug development

DEVELOPMENT STATUS

- Preclinical testing completed
- IND preparation ongoing
- Plan to initiate Phase I proof of principle trial at MGH
  - Carotid artery, aorta imaging, patients with PAD



CT
PET
Co-registration

VasoPET uptake correlates with macrophage content



P<0.001
R=0.87
0.08
0.03
-0.02
0-7
8-16
>16
[F-18] AppCHFppA Uptake (%ID/cc)
Plaque Inflammation (% Ram-11 Staining)

Source: Elmaleh et al. PNAS, 103 (43) 2006

The VasoPET Opportunity

Assumptions		
Est. 5th Year Revenue		
$408 million		
Market	**Patients**	**Est. PET Market Size**
Screening for atherosclerosis	50 million	300,000
Response to therapy (statins)	3.8 million	380,000
Follow-up after heart attack	0.9 million	90,000
Follow-up after stroke	0.8 million	80,000

Projected VasoPET Scans


Millions
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
Year 1
Year 3
Year 5

Peak procedure volume ~0.9 million